UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2010

CHINA MEDICINE CORPORATION
(Exact name of registrant as specified in Charter)

Nevada	000-51379	51-0539830
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Guangri Tower, Suite 702
No. 8 Siyou South 1st Street
Yuexiu District
Guangzhou, China 510600
(Address of registrant’s principal executive office)

(8620) 8739-1718 and (8620) 8737-8212
(Registrant’s telephone number, including area code)

Check the appropriate box below in the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240. 14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Effective April 30, 2010, Fred Wai-Kuen Cheung, has been appointed the Chief Financial Officer of China Medicine Corporation (the “Company”). Mr. Cheung replaces Robert Lu, who was serving as the Company’s Interim Chief Financial Officer until April 30, 2010 and who will resume his former duties as a Finance Manager with the Company. On May 3, 2010, the Company issued a press release announcing the appointment. A copy of the press release is attached hereto as Exhibit 99.1.

Before being appointed Chief Financial Officer, Mr. Cheung, age 42, was engaged as a financial consultant with the Company since February 23, 2010. Prior to joining the Company, Mr. Cheung was an investment manager at CLSA Capital Partners (HK) Ltd., a firm specializing in alternative investments, from January 2005 to March 2009. Previously, Mr. Cheung was the financial controller for Podium Development Co., Ltd. in Hong Kong and China. He also worked at VTech Holdings Limited for over four years, holding various senior positions. Mr. Cheung was the accounting manager for DuPont China Ltd.,for over three years. Mr. Cheung spent the first three years of his career at Deloitte Touche Tohmatsu, focusing on auditing. Mr. Cheung has over eighteen years of professional expertise in auditing, financial and general management through his experience working with a “Big Four” auditing firm, a multi-national corporation, a private equity fund, and public and private companies based in Asia. Mr. Cheung has a bachelor’s degree in Accountancy from Hong Kong Polytechnic University. Mr. Cheung received his CPA from the Hong Kong Institute of Certified Public Accountants in January 1997 and his ACCA from the Association of Chartered Certified Accountants in April 1995.

Mr. Cheung’s compensation package as Chief Financial Officer consists of (i) an annual base salary of USD120,000, subject to annual adjustment, and (ii) the right, subject to certain conditions, to receive an aggregate of 120,000 shares of common stock of the Company over a four year period.

There are no family relationships between Mr. Cheung and any director, executive officer, or person nominated or chosen to become a director or executive officer of the Company. Mr. Cheung does not have a direct or indirect material interest in any transaction or arrangement in which the Company is a participant other than in connection with his employment as described in this report.

Item 9.01	Financial Statements and Exhibits

 (d)           Exhibits.

The following is filed as an exhibit to this report:

Exhibit No.	Description

99.1	Press Release of China Medicine Corporation, May 3, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA MEDICINE CORPORATION

By:	/s/ Senshan Yang
Name:	Senshan Yang
Title:	Chief Executive Officer

Date:	May 3, 2010

Exhibit Index

Exhibit No.	Description

99.1	Press Release of China Medicine Corporation, dated May 3, 2010